UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2016

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54382	26-3842535
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
Amended Share Redemption Program
On November 29, 2016, the board of directors of KBS Strategic Opportunity REIT, Inc. (the “Company”) adopted a ninth amended and restated share redemption program (the “Ninth SRP”). The Ninth SRP provides that the Company can amend, suspend or terminate the Ninth SRP for any reason upon ten business days’ notice to the Company’s stockholders. Specifically, the Ninth SRP provides that additional amendments of the Ninth SRP may be made effective as of December 30, 2016 if notice of any such amendment is provided to the Company’s stockholders no later than December 15, 2016.  There were no other changes to the Ninth SRP. The Ninth SRP will become effective 30 days after the filing of this Current Report on Form 8-K, or on December 29, 2016. A copy of the full Ninth SRP is filed as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Ex.	Description
99.1	Ninth Amended & Restated Share Redemption Program

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: November 29, 2016	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary